Exhibit 23.1

                    Consent of Stark Tinter & Associates, LLC


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                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of Classic Restaurants International, Inc. of our report dated August 28, 1996, relating to the financial statements of Classic Restaurants International, Inc as of June 30, 1996.


                                         /s/Stark Tinter & Associates, LLC
                                         Stark Tinter & Associates, LLC
                                         Certified Public Accountants

October 31, 1996
Denver, Colorado


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